UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):   February 13, 2008
Critical Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

60 Westview Street, Lexington, Massachusetts (Address of Principal Executive Offices)	02421 (Zip Code)
Registrant’s telephone number, including area code:   (781) 402-5700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
M. Cory Zwerling
On February 13, 2008, M. Cory Zwerling, a class I director, notified Critical Therapeutics, Inc. (the “Company”) that he would not be seeking reelection for another term to the Company’s Board of Directors and that he intended to resign from the Board of Directors. On February 14, 2008, Mr. Zwerling resigned from the Board of Directors effective February 14, 2008. Mr. Zwerling’s term as a director was scheduled to expire at the Company’s 2008 annual meeting of stockholders.
2008 Company Goals
On February 14, 2008, the Company’s Board of Directors approved company goals for 2008. These company goals will be considered in determining actual bonus amounts for executive officers in respect of the 2008 fiscal year. The company goals for 2008 consist of the following:
•	achieve a profitable and growing commercial organization by achieving targeted product sales, identifying at least one license or co-promote opportunity, managing commercial spending, satisfying requirements under the co-promotion agreement with Dey, L.P., identifying and implementing a managed care strategy for ZYFLO CR® (zileuton extended-release) tablets, completing enrollment of the Phase IV clinical trial of ZYFLO CR and assessing opportunities for licensing ZYFLO CR outside the United States;

•	progress the research and development pipeline by completing an analysis and reporting results for the zileuton injection Phase II clinical trial, including related regulatory activities, completing an analysis and reporting results for the R+ zileuton Phase I clinical trial, filing an investigational new drug application and initiating a Phase I clinical trial for the lead development candidate in the alpha-7 program, entering into a collaboration arrangement or otherwise ensuring funding for the alpha-7 program through Phase II proof-of-concept and supporting MedImmune in selecting a lead candidate for HMGB-1;

•	establish effective investor relations efforts and a strong financial position by entering into a co-development and co-promotion arrangement for zileuton injection, managing corporate cash spending, attracting additional analyst coverage and ensuring adequate funding; and

•	create an attractive organization by establishing employee development programs, examining variable compensation structures and developing a strategy to address facility needs beyond 2008.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL THERAPEUTICS, INC.
Date: February 19, 2008	By:	/s/ Thomas P. Kelly
Thomas P. Kelly
Chief Financial Officer and Senior Vice President of Finance and Corporate Development